UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

May 24, 2006

Date of Report (date of earliest event reported)

ADVENT SOFTWARE, INC.

(Exact name of Registrant as specified in its charter)

State of Delaware	0-26994	94-2901952
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation or organization)		Identification Number)

301 Brannan Street
San Francisco, California 94107

(Address of principal executive offices)

(415) 543-7696

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 4d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

i

ITEM 1.01 Entry into a Material Definitive Agreement

On March 14, 2006, the Registrant’s Compensation Committee approved a form of 2006 Executive Short-Term Incentive Plan (the “Plan”) which applies to the President and CEO and executive-level direct reports of the CEO (the “Executives”). Each of the Executives entered into individualized forms of the Plan on May 24, 2006. A description of the Plan is filed as Exhibit 10.1 to this report.

ITEM 9.01 Financial Statements and Exhibits

(d) Exhibits

The following exhibit is filed as part of this Current Report on Form 8-K.

Exhibit No.	Exhibit Description

10.1	Description of 2006 Executive Short-Term Incentive Plan.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

ADVENT SOFTWARE, INC.

	By:	/s/ Graham V. Smith
Graham V. Smith
Executive Vice President,
Chief Financial Officer and Secretary
(Principal Financial and Accounting Officer)

Dated: May 31, 2006

EXHIBIT INDEX

Exhibit No.	Exhibit Description

10.1	Description of 2006 Executive Short-Term Incentive Plan.